Capital Management Mid-Cap Fund

Supplement dated June 4, 2015
to the Prospectus dated March 26, 2015

The following information replaces the first paragraph appearing under the heading “SUMMARY – Principal Investment Strategies of the Fund” on page 4 of the prospectus:

“The Fund pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies.  The Fund considers a mid-cap company to be one that has market capitalization within the range of $2.5 billion to $12.5 billion.”

The following information replaces the first paragraph appearing under the heading “Investment Objective, Strategies, Risks and Portfolio Holdings – Principal Investment Strategies” on page 7 of the prospectus:

“The Fund, which is a diversified separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities of mid-cap companies.  The Fund considers a mid-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $2.5 billion to $12.5 billion.”